PREFERRED STOCK	12 Months Ended
Dec. 31, 2020
Temporary Equity Disclosure [Abstract]
PREFERRED STOCK
18. PREFERRED STOCK
On July 21 2020, the Company closed on an Investment Agreement (the “Investment Agreement”) entered into on June 22, 2020, with Furniture Investments Acquisitions S.C.S., a common limited partnership (société en commandite simple) (the “Buyer”), relating to the issuance and sale to the Buyer of 164,000 shares of the Company’s Series A Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), for an aggregate purchase price of $164.0 million (the “Issuance”). The Issuance resulted in net cash proceeds of $161.8 million after transaction costs.
The Series A Preferred Stock will rank senior to the Company’s common stock, par value $0.01 per share (the “Common Stock”), with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Series A Preferred Stock will have a liquidation preference of $1,000 per share. Holders of the Series A Preferred Stock will be entitled to a cumulative dividend at the rate of 4.5% per annum, payable quarterly in arrears. The Company may elect, at its sole discretion, to pay dividends in cash or as a dividend in-kind with additional shares of Series A Preferred Stock having value equal to the amount of accrued dividends until the two years anniversary of the Closing Date, after which the Company must pay dividends in cash.
The Series A Preferred Stock will be convertible at the option of the holders thereof at any time into shares of Common Stock at a fixed conversion price of $16.75 per share of Series A Preferred Stock, subject to certain anti-dilution adjustments. At any time after the two-year anniversary of the Closing Date, if the volume weighted-average price of the Common Stock exceeds $29.3125 per share (subject to adjustment in certain cases) for at least 20 trading days in any period of 30 consecutive trading days, the Company may elect to convert all or a portion of the Series A Preferred Stock into shares of Common Stock.
Holders of the Series A Preferred Stock will be entitled to vote as a single class with the holders of the Common Stock on an as-converted basis. Holders of the Series A Preferred Stock will be entitled to a separate class vote with respect to, among other things, amendments to the Company’s organizational documents that have an adverse effect on the rights, preferences, privileges or voting power of the Series A Preferred Stock, authorizations or issuances by the Company of securities that are senior to, or equal in priority with, the Series A Preferred Stock and increases or decreases in the number of authorized shares or issuances of shares of Series A Preferred Stock after the Closing Date.
At any time on or after the sixth anniversary of the Closing Date, the Company may redeem, in whole or, from time to time, in part, the shares of Series A Preferred Stock for a redemption price equal to: (i) the sum of (x) the liquidation preference thereof, plus (y) all accrued and unpaid dividends, multiplied by (ii) (A) 110% if the redemption occurs at any time on or after the sixth anniversary of the Closing Date and prior to the seventh anniversary of the Closing Date, (B) 105% if the redemption occurs at any time on or after the seventh anniversary of the Closing Date and prior to the eighth anniversary of the Closing Date, and (C) 100% if the redemption occurs at any time on or after the eighth anniversary of the Closing Date.
Upon certain change of control events involving the Company, the holders of the Series A Preferred Stock may either (i) convert their shares of Series A Preferred Stock into Common Stock at the then-current conversion price or (ii) cause the Company to redeem their shares of Series A Preferred Stock. Additionally, upon certain change of control events involving the Company, the Company may elect to redeem the Series A Preferred Stock. If the holders of the Series A Preferred Stock elect to have their shares of Series A Preferred Stock redeemed, or if the Company elects to redeem the Series A Preferred Stock, in each case, in connection with a change of control, the redemption price per share will be an amount in cash equal to 100% of the sum of the liquidation preference thereof and all accrued but unpaid dividends, plus a premium if such change of control occurs on or before the seventh anniversary of the Closing Date, plus, (i) if the redemption date is prior to the sixth anniversary of the Closing Date, all dividends that would have accrued on such share from the change of control redemption date to the sixth anniversary of the Closing Date, or (ii) if the redemption date is on or after the sixth anniversary of the Closing Date and prior to the seventh anniversary of the Closing Date, all dividends that would have accrued on such share from the change of control redemption date to the seventh anniversary of the Closing Date. As the redemption feature is not solely within the control of the Company, the Series A Preferred Stock does not qualify as permanent equity and has been classified as mezzanine, or temporary, equity.
If the Company proposes to issue equity securities of any kind, then, until the earlier of (i) the first date on which the 50% Beneficial Ownership Requirement as described in the investment agreement is no longer satisfied and (ii) the irrevocable waiver by the Buyer of its designation rights, subject to certain exceptions, the Company will be required to offer the Buyer the opportunity to purchase a portion of such proposed issuance equal to (i) the number of shares of Series A Preferred Stock, on an as-converted basis, and/or shares of Common Stock issued upon conversion of such Series A Preferred Stock then beneficially owned by the Buyer, divided by (ii) the total number of shares of Common Stock and Series A Preferred Stock then outstanding, on an as-converted basis.
Registration Rights
The Buyer and its affiliates will have certain customary registration rights with respect to shares of Common Stock held by the Buyer, including any Common Stock issued upon any future conversion of the Series A Preferred Stock, pursuant to the terms of a Registration Rights Agreement.
The following table presents a roll-forward of the Company's preferred stock for the periods presented (in millions, except shares, which are in thousands):

	Shares	Par	Additional Paid in Capital	Total
Balance at December 31, 2019	—	$—	$—	$—
Preferred stock issued	164	0.2	161.6	161.8
Dividends declared and paid in kind	3	—	3.3	3.3
Balance at December 31, 2020	167	$0.2	$164.9	$165.1